Filed Pursuant to Rule 497(e).

File Nos. 33-36528 and 811-6161.

ALLIANZ FUNDS

Supplement Dated September 18, 2006

to the Statement of Additional Information

Dated July 1, 2006, as revised August 24, 2006

The sub-section captioned “Trustees and Officers” under “Management of the Trust” is revised to indicate that in April 2006, Theodore J. Coburn accepted a position as Executive Vice President of Edison Schools, an education management company located in New York City. On September 7, 2006, Mr. Coburn tendered his resignation as Chairman of the Board of Trustees of the Allianz Funds and, to fill the vacancy created by Mr. Coburn’s resignation, Davey S. Scoon, an Independent Trustee, was appointed as Chairman of the Board of Trustees for a term of three years. Mr. Coburn will continue to serve as an Independent Trustee.